SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 22, 2005

Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or Other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

275 Kennedy Drive
So. Burlington, Vermont		05403
(Address of principal executive offices)		(Zip Code)

(802) 658-3400
(Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

      On April 21, 2005, Merchants Bancshares, Inc. issued a press release announcing the date that it will issue its earnings release for its first quarter ended on March 31, 2005 and providing information about accessing the related conference call. This press release is included as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c). The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press Release, dated April 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

Date: April 22, 2005	/s/ Janet P. Spitler

Janet P. Spitler
Chief Financial Officer & Treasurer

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